Exhibit 10.36

ALLIANCE MMA, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) is dated ___ ___, 2016, by and between the undersigned identified on the Signature Page hereto (the “Investor”) and Alliance MMA, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company has authorized the sale and issuance of a minimum of 1,111,111 (the “Minimum Amount”) and up to a maximum of 3,333,333 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), on a “best efforts” basis at an initial public offering price of $4.50 per Share (the “Purchase Price”);

WHEREAS, the offering and sale of the Shares (the “Offering”) are being made pursuant to an effective Registration Statement on Form S-1 (File No. 333-____________) (the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”), by the Company with the U.S. Securities and Exchange Commission (the “Commission”);

WHEREAS, the Company has entered into a Selling Agent Agreement, dated July ______, 2016, with Network 1 Financial Securities, Inc., a FINRA-registered broker/dealer, to act as the selling agent of the Shares in the Offering (the “Selling Agent”);

WHEREAS, the Company, Selling Agent and Signature Bank have entered into an Escrow Agreement, dated _______, 2016 (the “Escrow Agreement”), pursuant to which Signature Bank has agreed to serve as the escrow agent in connection with the Offering (the “Escrow Agent”);

WHEREAS, the Investor desires to purchase a certain amount of Shares from the Company.

NOW, THEREFORE, in consideration of the foregoing and of the covenants contained herein, the sufficiency of which is hereby mutually accepted, the parties hereby agree as follows:

1.	Subscription. Investor agrees to buy and the Company agrees to sell and issue to Investor such number of Shares of Common Stock as set forth on the signature page hereto (the “Signature Page”), for an aggregate purchase price equal to the product of (x) the aggregate number of Shares of Common Stock the Investor has agreed to purchase and (y) the Purchase Price per Share.

2.	Procedure.

a.	Prior to the Closing Date (as defined below), the Investor will:

i.	Complete and execute this Subscription Agreement and deliver it to the Selling Agent at the address set forth below for forwarding to the Company:

Network 1 Financial Securities, Inc.

The Galleria, Building 2

2 Bridge Avenue

Red Bank, NJ 07701

Attn: Keith Testaverde, Senior VP

T: (732) 758-9001

F.: (732) 758-6671

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ii.	Deliver funds in an amount equal to the Purchase Price multiplied by the number of Shares to which such Investor has subscribed to the Escrow Agent via checks made payable to the order of “Signature Bank, as Escrow Agent for Alliance MMA, Inc.,” or wire transfer to:

Signature Bank

950 Third Avenue

New York, NY 10022

ABA No.: 026013576

Account No.: 1502649902

3.	Closing Date; Termination Date. If the Escrow Agent shall have received at least an aggregate amount of $5,000,000 (the “Requisite Funds”) on or before 5:00 p.m., New York City time, on October 31, 2016 (the “Termination Date”), the Escrow Agent will release the balance of the Escrow Account for collection by the Company and the Selling Agent as provided in the Escrow Agreement and the Company shall deliver the Common Stock being purchased on the Closing Date to the Investors, through the facilities of DTC, and such Common Stock shall be registered in such name or names and shall be in such denominations, as the Selling Agent may request by written notice to the Company (the “Closing”). The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Common Stock by the Company to the respective Investors shall be borne by the Company. The date on which the Escrow Agent releases the balance of the Escrow Account for collection by the Company and the Selling Agent against delivery of the Common Stock to the Investors as described above, is hereinafter referred to as the “Closing Date.”

4.	Return of Funds. If the Requisite Funds have not been received by the Escrow Agent on or before the Termination Date, the Offering will be deemed terminated, the Escrow Agent will promptly return the funds to the Investors without interest or deduction and the Selling Agent shall not be entitled to any compensation hereunder.

5.	Investor Representations.

a.	The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Prospectus prior to or in connection with the receipt of this Agreement.

b.	The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (iii) neither the Investor nor any group of Investors (as such term is used in Rule 13d-5 under the Exchange Act (as defined below)) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 10% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Exceptions: _________________________________________________

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

6.	Acceptance. No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement and delivering a fully-executed version of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to such execution and delivery by the Company.

7.	Company Confirmation. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Shares to such Investor.

8.	Not a Firm Commitment Offering. The Investor acknowledges that the Offering is being conducted on a “best efforts” basis and is not being underwritten on a “firm commitment” basis by the Selling Agent.

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9.	Termination. In the event that the Selling Agent Agreement is terminated by the Selling Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

10.	Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed, or by electronic transmission via PDF, and shall be deemed given when so delivered or faxed and confirmed or transmitted or if mailed, two days after such mailing.

If to the Company:

Alliance MMA, Inc.

590 Madison Avenue, 21st Floor

New York, New York 10022

Attn: Paul K. Danner, III, CEO

T: (212) 739-7825

With a copy to (which shall not constitute notice):

Robert L. Mazzeo, Esq.

Mazzeo Song P.C.

444 Madison Avenue, 4th Floor

New York, NY 10022

T: (212) 599-0700

If to the Selling Agent:

Network 1 Financial Securities, Inc.

The Galleria, Building 2

2 Bridge Avenue
Red Bank, NJ 07701

Attn: Keith Testaverde, Senior VP

T: (732) 758-9001

F: (732) 758-6671

With a copy to (which shall not constitute notice):

Magri Law, LLC

2642 NE 9th Ave.

Fort Lauderdale, FL 333334

Attn: Philip Magri, Esq.

T: (646) 502-5900

11.	Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12.	Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

13.	Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14.	Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

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15.	Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement as of the date written below.

Issuer:	ALLIANCE MMA, INC.
Purchase Price per Share:	$4.50
Number of Shares being Purchased by Investor:	__________________
Total Purchase Price (Number of Shares multiplied by Purchase Price:	$__________________

INVESTOR:	CO-INVESTOR:

Name of Investor	Name of Co-Investor, if applicable

Signature of Investor	Signature of Co-Investor, if applicable

Social Security Number (SSN) or Fed Tax ID (EIN)	Social Security Number (SSN) or Fed Tax ID (EIN)

Date: __________________	Date: __________________

The Shares subscribed for hereby are being purchased as follows:

(Check One)

____ individually

____ joint tenants

____ joint tenants with right of survivorship

____ tenants in common

____ partnership

____ limited liability company

____ as custodian, trustee or agent for _____________________ corporation

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Investor’s Name and Business Address (please print or type)	Co-Investor’s Name and Business Address (please print or type):

Investor’s Residence Address (please print or type):	Co-Investor’s Residence Address (please print or type):

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

The foregoing Subscription is hereby accepted.

ALLIANCE MMA, INC.

By:
Paul K. Danner, III Chief Executive Officer

Date:

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